Borrowings	9 Months Ended
Sep. 30, 2019
Borrowings
Borrowings

11.Borrowings

During the nine months ended September 30, 2019, the Group had available overdraft credit facilities with an overall credit limit of 1,460, with maturity from December 2019 to June 2020, and interest rate of up to 30% per annum. The balance payable under these credit lines as of September 30, 2019 was nil. Some of these agreements stipulated the right of a lender to increase the interest rate in case the covenants are violated.